UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of principal executive offices)		(Zip Code)

(540) 542-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 6, 2012, Trex Company, Inc. (the “Company”), as borrower; Branch Banking and Trust Company (“BB&T”), as a Lender, Administrative Agent, Swing Line Lender, Letter of Credit Issuer and a Collateral Agent; Wells Fargo Capital Finance, LLC (“Wells Fargo”) as a Lender and a Collateral Agent; and BB&T Capital Markets (“BB&T Capital”), as Lead Arranger, entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) to amend the Credit Agreement dated as of November 4, 2009 between the Company and BB&T, BB&T Capital, and TD Bank, N.A. (“T.D. Bank”) (the “Prior Credit Agreement”).

Under the Prior Credit Agreement, BB&T and TD Bank provided the Company with one or more revolving loans in a collective maximum principal amount of $60,000,000 (the “Prior Revolver Loans”); and one or more reducing revolver loans in a collective maximum principal amount of $25,000,000 (the “ Prior Reducing Revolver Loans”). On October 28, 2011, the Prior Credit Agreement was amended to, among other things, extend the termination date, and reduce the maximum principal amounts of the Prior Revolver Loans from $60,000,000 to $40,000,000 and the Prior Reducing Revolver Loans from $25,000,000 to $15,000,000. Prior to the execution of such amendment, TD Bank, N.A. assigned all of its commitment obligations under the Prior Credit Agreement to BB&T.

Under the Amended Credit Agreement, the Lenders have agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $100,000,000 (the “Revolver Loans”).

Included within the Revolver Loan limit are sublimits for a Letter of Credit Facility in an amount not to exceed $15,000,000 (the “Letter of Credit Facility”); and Swing Advances in an aggregate principal amount at any time outstanding not to exceed $5,000,000 (the “Swing Advance Loan”). The Revolver Loans, the Letter of Credit Facility and the Swing Advance Loan are collectively referred to herein as the “Loans”. The Loans were obtained for the purpose of raising working capital and refinancing existing indebtedness of the Company.

The Revolver Loans, Swing Advances, and Letter of Credit Facility

The Revolver Loans, the Swing Advances and the Letter of Credit Facility provide the Company, in the aggregate, the ability to borrow a principal amount not to exceed $100,000,000 at any one time outstanding (the “Revolving Loan Limit”) (subject to certain Borrowing Base requirements as described in the Credit Agreement which include limits on Eligible Accounts and Inventory as described in the Credit Agreement and any written agreement which may be executed from time to time by the Company and each of the Collateral Agents). The Company is not obligated to borrow any amount under the Revolving Loan Limit, and as of the date of this Current Report on Form 8-K has no outstanding balance. Within the Revolving Loan Limit, the Company may borrow, repay, and reborrow, at any time or from time to time while the Revolving Loans are in effect.

Base Rate Advances (as defined in the Credit Agreement) under the Revolver Loans and the Swing Advances accrue interest at the Base Rate plus the Applicable Margin (as defined in the Credit Agreement) and Euro-Dollar Advances for the Revolver Loans and Swing Advances accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Margin (as defined in the Amended Credit Agreement). Repayment of all then outstanding principal, interest, fees and costs is due on January 9, 2015, provided that Borrower may, prior to January 9, 2013, request that the Lenders extend the termination date to January 9, 2016, and the Lenders may elect to do so, in their sole and individual discretion.

Letter of Credit

The Letter of Credit Facility provides that upon application by the Company, BB&T shall issue to the Company’s credit one or more letters of credit in the aggregate amount of up to $15,000,000, or such lesser amount as may be required by law. The Company shall reimburse BB&T for all amounts payable, including interest, under a Letter of Credit at the earlier of (i) the date set forth in the application or (ii) on business day after the payment under such Letter of Credit by BB&T.

Modification to Amended and Restated Credit Line Deed of Trust

The Modification to Amended and Restated Credit Line Deed of Trust (the “Modified Virginia Deed of Trust) grants the Lenders additional security interest in the real property owned by the Company located in the County of Frederick, Virginia and the City of Winchester, Virginia (the “Winchester Property”). Under the Modified Virginia Deed of Trust, the Company grants to the trustee named in the Virginia Deed of Trust certain collateral, all as more specifically described in the Virginia Deed of Trust, together with all reasonable costs and expenses incurred by BB&T as Collateral Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Virginia Deed of Trust, as modified, secures the Company’s obligations under the Amended Credit Agreement and other Loan Documents (as defined in the Credit Agreement).

Deed of Trust

The Deed of Trust (the “Nevada Deed of Trust) grants to the Lenders a security interest in the real property owned by the Company located in the City of Fernley, County of Lyon, State of Nevada (the “Nevada Property”). Under the Nevada Deed of Trust, the Company grants to the trustee named in the Nevada Deed of Trust certain collateral, all as more specifically described in the Nevada Deed of Trust, together with all reasonable costs and expenses incurred by BB&T as Collateral Agent for the Lenders in connection with the collection of such awards, payments and proceeds, including, without limitation, reasonable attorneys’ fees.

The Nevada Deed of Trust secures the Company’s obligations under the Amended Credit Agreement and other Loan Documents (as defined in the Amended Credit Agreement).

Amended and Restated Security Agreement

Under the terms of the Amended and Restated Security Agreement, the Company, subject to certain permitted encumbrances, as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BB&T, as Collateral Agent for the Lenders a continuing security interest in certain collateral, all as more specifically described in the Amended and Restated Security Agreement

The security interests granted to the Collateral Agent in the Amended and Restated Security Agreement for the ratable benefit of the Lenders secures: (a) the payment and performance of the Obligations (as defined in the Credit Agreement); and (b) certain reasonable costs and expenses as more specifically described therein

All capitalized terms used in this section but not otherwise defined herein or in the Credit Agreement shall have the meanings provided for by the Uniform Commercial Code.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of January 9, 2012, the following were terminated:

1.	that certain Deed of Trust dated November 4, 2009 granting a security interest in the real property owned by the Company located in the County of De Soto, Mississippi;

2.	that certain Reducing Revolver Note dated October 28, 2011 payable by the Company to BB&T in the amount of the lesser of 15,000,000 or the outstanding reducing revolver advances made by BB&T;

3.	that certain Swing Advance Note dated November 4, 2009 payable by the Company to BB&T in the amount of the lesser of $5,000,000 or the outstanding swing advances made by BB&T; and

4.	that certain Revolver Note dated October 28, 2011 payable by the Company to BB&T in the amount of the lesser of $40,000,000 or the outstanding revolver advances made by BB&T .

No additional fees were due or owing as a result of the termination of the aforementioned agreements.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Credit Agreement dated as of January 6, 2012 between the Company and Branch Banking and Trust Company, as a Lender, Administrative Agent, Swing Line Lender, Letter of Credit Issuer and a Collateral Agent; Wells Fargo Capital Finance, LLC, as a Lender and a Collateral Agent; and BB&T Capital Markets, as Lead Arranger. FILED HEREWITH

4.2	Revolver Note dated January 6, 2012 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $55,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated January 6, 2012 payable by the Company to Wells Fargo Capital Finance, LLC in the amount of the lesser of $45,000,000 or the outstanding revolver advances made by Wells Fargo Capital Finance, LLC. FILED HEREWITH

4.4	Swing Advance Note dated January 6, 2012 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company. FILED HEREWITH

4.5	Amended and Restated Security Agreement dated as of January 6, 2012 between the Company, as debtor, and Branch Banking and Trust Company as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC. FILED HEREWITH.

4.6	Modification to Amended and Restated Credit Line Deed of Trust, dated as of January 6, 2012, by and among the Company as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC, as Beneficiary relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.7	Deed of Trust, dated as of January 6, 2012, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Branch Banking and Trust Company, as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC, as Beneficiary relating to real property located in the County of Fernley, Nevada. FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

By:	/s/ RONALD W. KAPLAN
Name:	Ronald W. Kaplan
Title:	President and Chief Executive Officer

Dated: January 12, 2012

EXHIBIT INDEX

TREX COMPANY, INC.

Current report on Form 8-K

Exhibit No.	Description

4.1	Amended and Restated Credit Agreement dated as of January 6, 2012 between the Company and Branch Banking and Trust Company, as a Lender, Administrative Agent, Swing Line Lender, Letter of Credit Issuer and a Collateral Agent; Wells Fargo Capital Finance, LLC, as a Lender and a Collateral Agent; and BB&T Capital Markets, as Lead Arranger. FILED HEREWITH

4.2	Revolver Note dated January 6, 2012 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $55,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.3	Revolver Note dated January 6, 2012 payable by the Company to Wells Fargo Capital Finance, LLC in the amount of the lesser of $45,000,000 or the outstanding revolver advances made by Wells Fargo Capital Finance, LLC. FILED HEREWITH

4.4	Swing Advance Note dated January 6, 2012 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $5,000,000 or the outstanding swing advances made by Branch Banking and Trust Company. FILED HEREWITH

4.5	Amended and Restated Security Agreement dated as of January 6, 2012 between the Company, as debtor, and Branch Banking and Trust Company as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC. FILED HEREWITH.

4.6	Modification to Amended and Restated Credit Line Deed of Trust, dated as of January 6, 2012, by and among the Company as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company, as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC, as Beneficiary relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia. FILED HEREWITH

4.7	Deed of Trust, dated as of January 6, 2012, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Branch Banking and Trust Company, as Collateral Agent for Branch Banking and Trust Company and Wells Fargo Capital Finance, LLC, as Beneficiary relating to real property located in the County of Fernley, Nevada. FILED HEREWITH